Exhibit 10.1.2

     REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of October 30, 1997, between BREED TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and SIEMENS AKTIENGESELLSCHAFT, a company organized under the laws of the Federal Republic of Germany (together with its permitted assigns under this Agreement, the "Holder").

     WHEREAS, the Company and the Holder have entered into a Stock Purchase Agreement, dated as of October 14, 1997 (the "Stock Purchase Agreement"), by and between the Company and the Holder, pursuant to which the Company has issued and sold to the Holder 4,883,227 shares (the "Series A Preference Shares," each such Series A Preference Share representing one one-thousandth (1/1,000) of a share of the Company's 1997 Convertible Non-Voting Preferred Stock, par value $.001 per share);

     WHEREAS, the Series A Preference Shares are convertible at the option of the Holder into shares of Common Stock (as hereinafter defined); and

     WHEREAS, in order to induce the Holder to enter into the Stock Purchase Agreement and to purchase the Series A Preference Shares, the Company agreed to grant to the Holder the registration rights set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have the meaning set forth in Section 5.

     "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means any day that is not a Saturday, a Sunday or a legal holiday on which banking institutions in the State of New York are not required to be open.

     "Capital Stock" means, with respect to the Company, any and all shares, interests, participations or other equivalents (however designated) of capital stock issued by the Company, including each class of common stock and preferred stock of the Company.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.



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     "Company" has the meaning set forth in the introductory clauses.

     "Delay Period" has the meaning set forth in Section 2(d).

     "Demand Notice" has the meaning set forth in Section 2(a).

     "Demand Registration" has the meaning set forth in Section 2(b).

     "Effectiveness Period" has the meaning set forth in Section 2(d).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Holdback Period" has the meaning set forth in Section 4.

     "Holder" has the meaning set forth in the introductory clauses and includes any assignee thereof in accordance with Section 9 of this Agreement.

     "Indemnified Party" has the meaning set forth in Section 8(c).

     "Indemnifying Party" has the meaning set forth in Section 8(c).

     "Inspectors" has the meaning set forth in Section 5(j).

     "Interruption Period" has the meaning set forth in Section 5.

     "Losses" has the meaning set forth in Section 8(a).

     "Person" means any  individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     "Piggyback Registration" has the meaning set forth in Section 3(a).

     "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Records" has the meaning set forth in Section 5(j).

     "Registrable Shares" means Series A Preference Shares or shares of Common Stock owned by a Holder at any time during the Registration Period, unless (i) they have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, (ii) such securities can be freely sold and transferred without restriction under Rule 144 or any other restrictions under the Securities Act or (iii) such securities have been transferred pursuant to Rule 144 under the Securities Act or any successor rule such that, after any such transfer referred to in this clause (iii), such securities may be freely transferred without restriction under the Securities Act.

     "Registration" means registration under the Securities Act of an offering of Registrable Shares pursuant to a Demand



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     Registration or a Piggyback Registration.

     "Registration Period" has the meaning set forth in Section 2(a).

     "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Series A Preference Shares" has the meaning set forth in the introductory clauses.

     "Shelf Registration" has the meaning set forth in Section 2(b).

     "Stock Purchase Agreement" has the meaning set forth in the introductory clauses.

     "Underwritten Registration or Underwritten Offering" means a registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

     SECTION 2 Demand Registration.

     (a) The Holder shall have the right, during the period (the "Registration Period") commencing on June 1, 1998 and ending on the tenth anniversary of the date of this Agreement, by written notice (the "Demand Notice") given to the Company, to request the Company to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Shares designated by such Holder; provided, however, that the aggregate number of Registrable Shares requested to be registered pursuant to any Demand Notice and pursuant to any related Demand Notices received pursuant to the following sentence shall be at least 1,000,000 (subject to adjustment) and provided, further, however, that such registration shall, at the option of the Company, be on Form S-3 (or its successor form) if such form is then available for use by the Company. Upon receipt of any such Demand Notice, the Company shall promptly notify any other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Shares held by them in the proposed registration by submitting their own Demand Notice. In connection with any Demand Registration in which more than one Holder participates, in the event that such Demand Registration involves an Underwritten Offering and the managing underwriter or underwriters participating in such offering advise in writing the Holders of Registrable Shares to be included in such offering that the total number of Registrable Shares to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Shares to be sold), then the amount of Registrable Shares to be offered for the account of such Holders shall be reduced pro rata on the basis of the number of Registrable Shares to be registered by each such Holder. The Holders as a group shall be entitled to three Demand Registrations pursuant to this Section 2 unless any Demand Registration does not become effective or is not maintained for a period (whether or not continuous) of at least 120 days (or such shorter period as shall terminate when all the Registrable Shares covered by such Demand Registration have been sold pursuant thereto), in which case the Holders will be entitled to an additional Demand Registration pursuant hereto.

     (b) The Company, within 30 days of the date on which the Company receives a Demand Notice given by Holders in accordance with Section 2(a) hereof, shall file with the SEC, and the Company thereafter shall use its best efforts to cause to be declared effective, a Registration Statement on the appropriate form (subject to the last proviso of



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     the first  sentence  of Section  2(a)) for the  registration  and sale,  in accordance with the intended method or methods of distribution, of the total number of Registrable Shares specified by the Holders in such Demand Notice, which may include a "shelf" registration (a "Shelf Registration") pursuant to Rule 415 under the Securities Act (a "Demand Registration").

     (c) The Company shall use commercially reasonable efforts to keep each Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of the Registrable Shares covered thereby (i) in the case of a Registration that is not a Shelf Registration, for a period of 120 days from the date on which the SEC declares such Registration Statement effective and (ii) in the case of a Shelf Registration, continuously from the date on which the SEC declares such Registration Statement effective, in either case (x) until all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement), and (y) as such period may be extended pursuant to this Section 2.

     (d)  The  Company   shall  be  entitled  to  postpone  the  filing  of  any
Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 2, or suspend the use of any effective Registration Statement under this Section 2, for a reasonable period of time, but not in excess of 45 days (a "Delay Period"), if any executive officer of the Company determines that in such executive officer's reasonable judgment and good faith the registration and distribution of the Registrable Shares covered or to be covered by such Registration Statement would materially interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of (x) 90 days minus (y) the number of days occurring during all Holdback Periods (as defined in Section 4) and Interruption Periods (as defined in Section 5(k)) during such consecutive 12 months and (ii) a period of at least 60 days shall elapse between the termination of any Delay Period, Holdback Period or Interruption Period and the commencement of the immediately succeeding Delay Period. If the Company shall so postpone the filing of a Registration Statement, the Holders of Registrable Shares to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Shares that were to be registered to the Company within 45 days after receipt of the notice of postponement or, if earlier, the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Shares are entitled pursuant to this Section 2). The time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods, all Holdback Periods and all Interruption Periods occurring during such Registration and such period and any extension thereof is hereinafter referred to as the "Effectiveness Period." The Company shall not be entitled to initiate a Delay Period unless it shall (A) to the extent permitted by agreements with other security holders of the Company, concurrently prohibit sales by such other security holders under registration statements covering securities held by such other security holders and (B) in accordance with the Company's policies from time to time in effect, forbid purchases and sales in the open market by senior executives of the Company.

     (e) Except to the extent required by agreements with other security holders of the Company entered into prior to the date of the Stock Purchase Agreement, the Company shall not include any securities that are not Registrable Shares in any Registration Statement filed pursuant to this Section 2 without the prior written consent of the Holders of a majority in number of the Registrable Shares covered by such Registration Statement.

     (f) Holders of a majority in number of the Registrable Shares to be included in a Registration Statement pursuant to this Section 2 may, at any time prior to the effective date of the Registration Statement relating to such Registration, revoke such request by providing a written notice to the Company revoking such request. The Holders of Registrable Shares who revoke such request shall reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement; provided, however, that, if such revocation was



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     based on the Company's  failure to comply in any material  respect with its obligations hereunder, such reimbursement shall not be required.

     SECTION 3 Piggyback Registration.

     (a) Right to Piggyback. If at any time during the Registration Period the Company proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the Registrable Shares pursuant to a firm commitment underwritten offering solely for cash for its own account (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or employee benefit plan covering officers or directors of the Company or its Affiliates) or for the account of any holder of securities of the same type as the Registrable Shares or the securities into which the Registrable Securities then are convertible (to the extent that the Company has the right to include Registrable Shares in any registration statement to be filed by the Company on behalf of such holder), then the Company shall give written notice of such proposed filing to the Holders at least 15 days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Shares as they may request (a "Piggyback Registration"). Subject to Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 10 days after notice has been given to the Holders. Each Holder shall be permitted to withdraw all or any portion of the Registrable Shares of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration; provided, however, that if such withdrawal occurs after the filing of the Registration Statement with respect to such Piggyback Registration, the withdrawing Holders shall reimburse the Company for the portion of the registration expenses payable with respect to the Registrable Shares so withdrawn.

     (b) Priority on Piggyback Registrations. The Company shall permit the Holders to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number of common stock equivalents requested to be registered by each such Holder or holder participating in such offering.

     (c) Right To Abandon. Nothing in this Section 3 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 3(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

     SECTION 4 Holdback Agreement. If (i) during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) with reasonable prior notice, the Company (in the case of a non- underwritten public offering by the Company pursuant to such registration statement) advises the Holders in writing that a public sale or distribution of such Registrable Shares would materially adversely affect such offering or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify the Holders) that a public sale or distribution of Registrable Shares would materially adversely impact such offering, then each Holder shall, to the extent not inconsistent with applicable law, refrain from, and agree in a writing to the Company and the underwriter or



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     underwriters to refrain from,  effecting any public sale or distribution of
Registrable Shares during the ten days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering, (B) 90 days from the effective date of such registration statement and
(C) if such offering is an underwritten offering, the termination in whole or in part of any "hold back" period obtained by the underwriter or underwriters in such offering from the Company in connection therewith but in no event longer than 120 days (each such period, a "Holdback Period").

     SECTION 5. Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with Sections 2 and 3 (and subject to Sections 2 and 3), the Company shall use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible (but subject to Sections 2 and 3):

     (a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders' intended method or methods of distribution thereof, subject to the last proviso of the first sentence of Section 2(a), Section 2(b), and, subject to the Company's right to terminate or abandon a registration pursuant to Section 3(c), use commercially reasonable Efforts to cause such Registration Statement to become effective and remain effective as provided herein;

     (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Holders of the Registrable Shares covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company shall furnish to the Holders of Registrable Shares covered by such Registration Statement and their counsel for review and comment, copies of all documents required to be filed;

     (c) notify the Holders of any Registrable Shares covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding such Holders,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (d) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

     (e) furnish to the Holder of any Registrable Shares covered by such Registration Statement, each counsel for such Holders and each managing underwriter, if any, without charge, one conformed copy of such Registration



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     Statement,  as declared  effective by the SEC,  and of each  post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares of such
Holder  covered  by  such   Registration   Statement  in  conformity   with  the
requirements of the Securities Act;

     (f) prior to any public offering of Registrable Shares covered by such Registration Statement, use commercially reasonable efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Holders of such Registrable Shares shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

     (g) upon the occurrence of any event contemplated by paragraph 5(c)(v), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder (including upon the termination of any Delay Period), such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (h) use commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

     (i) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares covered by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company;

     (j) if such offering is an underwritten offering, make available for inspection by any Holder of Registrable Shares included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company (which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus) or either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided further, however, that (A) any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable Inspectors and the Company and (B) with respect to any release of Records pursuant to subclause (ii), each Holder of Registrable Shares agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company's expense, may undertake appropriate action to prevent disclosure of such Records; and

     (k) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Shares being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders of the Registrable Shares being sold), addressed to each selling Holder of Registrable Shares covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling holder of Registrable Shares covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to such Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     The Company may require each Holder of Registrable Shares covered by a Registration Statement to furnish such information regarding such Holder and such Holder's intended method of disposition of such Registrable Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder's Registrable Shares from such Registration Statement.

     Each Holder of Registrable Shares covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v), that such Holder shall forthwith discontinue disposition of any Registrable Shares covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(g), or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

     Each Holder of Registrable Shares covered by a Registration Statement further agrees not to utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of such Registrable Shares.

     SECTION 6. Registration Expenses. Whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith,
(iii) printing expenses (including expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort"
     letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (vii) fees and disbursements of one counsel, other than the Company's counsel, selected by Holders of a majority of the Registrable Shares being registered, to represent all such Holders, (viii) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities and (ix) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. Notwithstanding the foregoing, the fees and expenses of any persons retained by any Holder, other than one counsel for all such Holders, and any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Shares by a Holder, will be payable by such Holder and the Company will have no obligation to pay any such amounts.

     SECTION 7. Underwriting Requirements.

     (a) Subject to Section 7(b), any Holder shall have the right, by written notice, to request that any Demand Registration provide for an underwritten offering.

     (b) In the case of any underwritten offering pursuant to a Demand Registration, the Holders of a majority of the Registrable Shares to be disposed of in connection therewith shall select the institution or institutions that shall manage or lead such offering, which institution or institutions shall be reasonably satisfactory to the Company. In the case of any underwritten offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering. No Holder shall be entitled to participate in an underwritten offering unless and until such Holder has entered into an underwriting or other agreement (including a "holdback agreement" to the effect set forth in Section 4) with such institution or institutions for such offering in such form as the Company and such institution or institutions shall determine.

     SECTION 8. Indemnification.

     (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, however, that the Company shall not be liable to any such Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Shares by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares.

     (b) Indemnification by Holder of Registrable Shares. In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or the related Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or the related Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement or Prospectus.

     (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and any other indemnified parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to clause (3) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

     (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Shares sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     SECTION 9. Transfer of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to this Agreement may not be assigned by a Holder to a transferee or assignee of such securities except to (i) a Person who acquires at least 1,000,000 Registrable Shares (subject to adjustment) and who has agreed to be bound by the terms of this Agreement as if such Person were a Holder and is (A) a Person to whom a Holder has transferred Registrable Shares pursuant to Rule "4(1-1/2)" (or any similar private transfer exemption), or (B) upon the death of any Holder, the executor of the estate of such Holder or any of such Holder's heirs, devisees, legatees or assigns or (ii) upon the disability of any Holder, any guardian or conservator of such Holder.

     SECTION 10. Miscellaneous.

     (a) Termination. This Agreement and the obligations of the Company and the Holders hereunder (other than Section 8) shall terminate on the first date on which no Registrable Shares remain outstanding. (b) Notices. All notices or communications hereunder shall be in writing (including telecopy or similar writing), addressed as follows:

To the Company:

Breed Technologies, Inc.
5300 Old Tampa Highway
Lakeland, Florida 33811
Attention: Charles J. Sperenzella, Jr.

And

General Counsel
Telecopier: (941) 668-6016

To the Holder:

Siemens Aktiengeselleschaft
Legal Department ZFR3
Werner-von-Siemens Strasse
D-91052 Erlangen
Germany
Telecopier:  011-49-91317-29001
Attention: Counsel for Automotive Systems Group with a copy to:

Siemens Corporation
Legal Department
1301 Avenue of the Americas
New York, New York 10019
Telecopier: (212) 258-4945
Attention: General Counsel

     or such other addresses as each of the parties hereto or any future Holder may designate to the other parties.

     Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) upon transmission, if sent by confirmed telecopier,
(iii) one business day after being deposited with a next-day courier, postage prepaid, or (iv) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address or to such other telecopier number as such party may designate in writing from time to time).

     (c) Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforcibility shall not affect the remaining provisions hereof which shall remain in full force and effect.

     (d) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns.

     (e) Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

     (f) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Shares then outstanding.

     (g) Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties, except to the extent that such party is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall to the extent practicable provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

     (h) Expenses. Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.

     (i) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (j) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to each other party.

     (k) Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the internal laws of Delaware without giving regard to the principles of conflicts of law.

     (l) Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

     (m) Consent to Jurisdiction. Subject to the provisions of paragraph (n), each of the Company and the Holder hereby agrees to submit to the exclusive jurisdiction of the U.S. Federal courts in the Southern District of the State of New York, and consents that service of process with respect to all such courts may be made by registered mail to such Person at the address of such Person set forth in Section 10 with respect to any disputes arising out of this Agreement.

     (n) Release of Siemens Aktiengesellschaft. If the Holder assigns its rights and obligations under this Agreement pursuant to paragraph (d), so long as Siemens Corporation is subject to the jurisdiction of the Federal, state or local courts of the United States with respect to claims or disputes relating to this Agreement or the transactions contemplated hereby the Company for itself and its Affiliates hereby irrevocably and unconditionally waive and release all rights and claims that it or any of them may thereafter have that Holder is or has been at any time subject to the jurisdiction of the Federal, state or local courts of the United States arising out of claims or disputes relating to this Agreement or the transactions contemplated hereby.

     (0) Waiver of Jury Trial; Trial Costs. Each of the Company, for itself and its Affiliates, and the Holder hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the Company and the Holder or its Affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof. The party in whose favor a final judgment is rendered shall be entitled to reasonable costs and reasonable attorneys' fees.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.


                                                     BREED TECHNOLOGIES, INC.


                                                     By:
                                                          Name:
                                                          Title:


                                                     SIEMENS AKTIENGESELLSCHAFT


                                                     By:
                                                          Name:
                                                          Title:


                                                     By:
                                                          Name:
                                                          Title: